Supplement dated November 30, 2018
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Fund III	7/1/2018
Effective December 1, 2018 (the Effective Date), the "Shareholder Fees" and "Annual Fund Operating Expenses" tables, and the "Example" that follows, in the subsection “Fees and Expenses of the Fund"  in the "Summary of the Fund" section of the Prospectus for the above mentioned Fund are hereby superseded and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class T	Classes Adv, Inst, Inst2, Inst3, and R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	2.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	1.00% (b)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3	Class R	Class T
Management fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%	0.50%	0.25%
Other expenses(c)	0.16%	0.16%	0.16%	0.16%	0.09%	0.05%	0.16%	0.16%
Total annual Fund operating expenses	1.11%	0.86%	1.86%	0.86%	0.79%	0.75%	1.36%	1.11%
Less: Fee waivers and/or expense reimbursements(d)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.05%	0.80%	1.80%	0.80%	0.73%	0.69%	1.30%	1.05%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Other expenses have been restated to reflect current transfer agency fees paid by the Fund.
(d)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through November 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.05% for Class A, 0.80% for Class Adv, 1.80% for Class C, 0.80% for Class Inst, 0.73% for Class Inst2, 0.69% for Class Inst3, 1.30% for Class R and 1.05% for Class T.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
SUP186_02_004_(11/18)

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$676	$902	$1,146	$1,844
Class Adv (whether or not shares are redeemed)	$ 82	$268	$ 471	$1,055
Class C (assuming redemption of all shares at the end of the period)	$283	$579	$1,000	$2,175
Class C (assuming no redemption of shares)	$183	$579	$1,000	$2,175
Class Inst (whether or not shares are redeemed)	$ 82	$268	$ 471	$1,055
Class Inst2 (whether or not shares are redeemed)	$ 75	$246	$ 433	$ 972
Class Inst3 (whether or not shares are redeemed)	$ 70	$234	$ 411	$ 925
Class R (whether or not shares are redeemed)	$132	$425	$ 739	$1,630
Class T (whether or not shares are redeemed)	$354	$588	$ 841	$1,563
The rest of the section remains the same.
On the Effective Date, the information under the subsection “Additional Investment Strategies and Policies – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” in the “More Information About the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through November 30, 2019, unless sooner terminated at the sole discretion of the Fund’s Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Columbia Large Cap Growth Fund III
Class A	1.05%
Class Adv	0.80%
Class C	1.80%
Class Inst	0.80%
Class Inst2	0.73%
Class Inst3	0.69%
Class R	1.30%
Class T	1.05%
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
Effect of Fee Waivers and/or Expense Reimbursements on Past Performance. The Fund’s returns shown in the Performance Information section of this prospectus reflect the effect of any fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or any of its affiliates and any predecessor firms that were in place during the performance period shown. Without such fee waivers/expense reimbursements, the Fund’s returns might have been lower.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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